SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 12, 2004
                                                           --------------

                                FI-TEK VII, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-27471                 84-1148206
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                     300 High Street, Denver, Colorado 80218
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (303) 778-7443
                                 --------------
              (Registrant's telephone number, including area code)

























This Form 8-K consists of 4 pages.

Item 4.  Changes in Registrant's Certifying Accountant
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     The independent  accountants who were engaged as the principal  accountants to audit the registrant's financial statements for the fiscal years ended June 30, 2003 and 2002, were Comiskey & Co. P.C., of Denver, Colorado. On May 7, 2004, Comiskey & Co. P.C. resigned as the registrant's independent auditors. The resignation was mandated by the provisions of the Sarbanes-Oxley Act of 2002, or the regulations promulgated thereunder, that impose limits upon the period of time over which an audit partner may serve a registrant.

     The reports of Comiskey & Co. P.C. did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Because the decision to resign was that of Comiskey & Co. P.C. alone, and was taken solely to comply with the limitations imposed by the Sarbanes-Oxley Act of 2002, the termination of that firm's engagement with the registrant was neither recommended nor approved by the registrant's board of directors. Neither during the fiscal years ended June 30, 2003 and 2002, nor during any subsequent interim period was there any disagreement between the registrant and Comiskey & Co. P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Through May 10, 2004, moreover, the registrant had not received notice from Comiskey & Co. P.C. of any "reportable events" within the meaning of Item 304(a)(1)(iv)(B) of Regulation S-B.

     On April 12, 2004, in anticipation of the resignation of Comiskey & Co. P.C., the registrant engaged Stark, Winter, Schenkein & Co., LLP, of Denver, Colorado, to serve as the registrant's independent auditors for the fiscal year ending June 30, 2004. During the two most recent fiscal years and the interim period through May 10, 2004, the registrant did not consult Stark, Winter, Schenkein & Co., LLP, on any matter requiring disclosure in this Form 8-K.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (a)  Financial Statements of Businesses Acquired
     ------------------------------------------------

          None

     (b)  Pro Forma Financial Information
     ------------------------------------

          None

     (c)  Exhibits
     -------------

          16.1 Letter of Comiskey & Co. P.C., dated May 10, 2004






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








                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 11, 2004                         FI-TEK VII, INC.


                                            By: /s/       Frank L. Kramer
                                                --------------------------------
                                                Frank L. Kramer, President
                                                  (Principal Executive Officer)


                                            By: /s/       Ronald J. Miller
                                                --------------------------------
                                                Ronald J. Miller, Secretary and
                                                Treasurer
                                                (Principal Financial Officer and
                                                 Principal Accounting Officer)




































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